EXHIBIT 10.4

                       RENEGADE VENTURE (NEV.) CORPORATION

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                                  Compensatory
                                  STOCK OPTION

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                                                       OPTION TO PURCHASE
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No. CSO - 002                                     **500,000**         SHARES



                  Under the RENEGADE VENTURE (NEV.) CORPORATION
                       1997 Compensatory Stock Option Plan


     This COMPENSATORY STOCK OPTION, dated as of May 5, 1999 ("Date of Grant"), is granted by RENEGADE VENTURE (NEV.) CORPORATION, a Nevada corporation ("Company"), to JOHN D. BRASHER JR. ("Optionee"), whose status under such plan is: attorney and director.

     WHEREAS, the Optionee is now an employee or director of the Company or a parent or subsidiary thereof, or an attorney, consultant, adviser or other provider of services to the Company or parent or subsidiary thereof and the Company desires to have the Optionee remain in its employ or service and desires to encourage stock ownership by the Optionee and to increase the Optionee's proprietary interest in the Company's success; and as an inducement thereto has determined to grant to the Optionee the option herein provided for, so that the Optionee may thereby be assisted in obtaining an interest, or an increased interest, as the case may be, in the stock ownership of the Company;

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1. Grant. Pursuant to its 1997 Compensatory Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee an option (the "Option") to purchase 500,000 shares of the Company's common stock, $0.001 par value per share (the "Option Shares") at the price of $0.05 per share (the "Purchase Price" or "Exercise Price"). Both the Purchase Price and the number of Option Shares purchasable may be adjusted pursuant to Paragraph 8 hereof.

     2. Term and Vesting. The Option granted herein is fully vested on the date of grant and is exercisable in whole or from time to time in part during the period beginning on the Date of Grant, ending at 5:00 o'clock p.m. (Mountain
Time) on May 4, 2002, except as provided in Paragraph 6 hereof or otherwise herein.

     3. Exercise of Option. (a) During the Optionee's life, this Option may only be exercised by Optionee or a permitted assign. This Option may only be exercised by presentation at the principal offices of the Company of written notice to the Company's Secretary advising the Company of the Optionee's election to purchase Option Shares, specifying the number of Option Shares being purchased, accompanied by payment. No Option Shares shall be issued until full payment is made therefor. Payment shall be made by any one or more of the following means: (i) in cash, represented by bank or cashier's check, certified check or money order, or made by bank wire transfer; (ii) by offsetting against the purchase price a cash obligation of the Company owed to Optionee which is

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both liquidated (meaning the dollar amount is fixed and known or easily determinable) and uncontested; (iii) with the prior approval of the Committee, by delivering shares of the Company's Common Stock which have been beneficially owned by the Optionee, the Optionee's spouse or both of them, for a period of at least six (6) months prior to the time of exercise (the "Delivered Stock"), the Delivered Stock to be valued by the Committee in good faith at its Fair Market Value on the date of exercise; (iv) with the prior approval of the Committee, by delivery of shares of corporate stock which are freely tradeable without restriction and which are part of a class of securities which has been listed for trading on the Nasdaq National Market System, the Nasdaq Small Cap Market or a national securities exchange, with an aggregate Fair Market Value on the date of exercise equal to or greater than the exercise price of the Option Shares being purchased under this Option ("Other Shares"); or (v) with the prior approval of the Committee, by delivering to the Company the Optionee's personal recourse promissory note, adequately secured by property other than the Option Shares thereby purchased, containing such terms and conditions as the Committee shall determine. The "fair market value" of a share of common stock as of a given date shall be: (i) the last sale price of a share of the Company's Common Stock on the principal exchange, Nasdaq National Market System, Nasdaq Small Cap Market, or other quotation medium on which shares of the stock are then traded or quoted, or (ii) if the stock is not publicly traded, the fair market value established by the Committee acting in good faith.

     (b) An Option shall be deemed exercised when written notice thereof, accompanied by the appropriate payment in full, is received by the Company. No holder of an Option shall be, or have any of the rights and privileges of, a shareholder of the Company in respect of any Option Shares purchasable upon exercise of an Option unless and until certificates evidencing such shares shall have been issued by the Company to him, her or it.

     4. Issuance of Option Shares; Registration. Upon proper exercise of this Option, the Company shall mail or deliver to the Optionee, as promptly as practicable, a stock certificate or certificates representing the Option Shares purchased. The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any applicable law or regulation or of any requirements of any securities exchange or quotation medium upon which the Company's common stock may be listed. If the Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), at the time of issuance, then the shares shall be deemed "restricted securities" within the meaning of Rule 144 under the Act, and all certificates evidencing the Option Shares shall, until removed in accordance with law, bear an appropriate legend restricting transfer thereof, and a stop order shall be placed in the Company's transfer records in respect of the shares. In addition to such restrictions, Optionee must satisfy the Company, by appropriate investment representations or otherwise, that the Option Shares are being acquired for investment and not with a view to the resale or distribution of them.

     The Company agrees that it will at its expense register the Option Shares, prior to their issuance, under the Act under cover of Form S-8, if such form is available. If Form S-8 has been withdrawn and no similar form then is available, then the Company shall, upon registering any of its authorized but unissued shares for sale for cash, be required to register the Option Shares at its expense along with such other shares on the same registration statement, provided Optionee timely and fully provides any information and documentation requested by the Company and required for purposes of such registration statement or the included prospectus. Optionee shall in such event be given prior notice of such registration statement and adequate time to provide such information and documentation and to review the registration statement and included prospectus. This Paragraph shall not be deemed to limit any obligations of the Company to register the Option Shares existing under any other contract or agreement.

     5. Limitations on Transfer or Encumbrance of this Option. This Option may not be transferred or assigned in any manner by the Optionee, except by will or trust upon the Optionee's death, or under the laws of descent and distribution,

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or pursuant to a "qualified domestic relations order" as defined in Title I of the Employee Retirement Income Security Act. The same restrictions on transfer or assignment shall apply to any heirs, devisees, beneficiaries, legal representatives or other persons acquiring this Option or an interest herein under such an instrument or by operation of law. Further, this Option shall not be pledged, hypothecated or otherwise encumbered, by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process. Any attempt to transfer or otherwise dispose of this Option in contravention of its terms shall void this Option.

     6. Termination of Service, Death, or Disability. (a) Except as may be otherwise expressly provided in this Agreement, this Option shall terminate automatically:

     (i) Upon termination of the Optionee's employment with the Company for cause;

     (ii) At the expiration of two (2) months from the date of the Optionee's resignation or termination of the Optionee's employment or relationship as a consultant or director with the Company without cause, for any reason other than death; provided, that if the Optionee dies within such period, subclause (iii) below shall apply; or

     (iii) At the expiration of fifteen (15) months after the date of death of the Optionee.

However, if termination is due to the Optionee's "permanent and total disability" within the meaning of Section 422(c)(6) of the Code, this Option may be exercised at any time within twelve (12) months following termination of employment or relationship as a consultant or director.

     (b) "Employment with the Company" shall include employment or relationship as consultant, adviser or director with the Company or any parent or subsidiary of the Company, and this Option shall not be affected by the Optionee's transfer of employment among the Company and any parent or subsidiary thereof. An Optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave or sick leave. This Option shall not be affected in the event the Optionee suffers a significant diminution in his duties or any significant reduction in his overall compensation. As to consultants, advisers or other non-employee providers of services, employment with the Company shall be deemed to cease upon formal termination of the Optionee's engagement. Further, if this Option vests over time, any portion not vested at the time of termination of employment or relationship as a director or consultant with the Company shall lapse as if never granted.

     (c) After the death of the Optionee, his executors, administrators or personal representatives, or any person or persons to whom the Option may be transferred by will, trust or by the laws of descent and distribution, shall have the right, at any time prior to termination hereof, to exercise this Option pursuant to its terms. However, nothing contained in this Option shall be construed to extend its term or to permit exercise of this Option after expiration of its term, nor shall it be construed to increase the number of shares as to which this Option is exercisable from the amount exercisable on the date of termination of the Optionee's employment or relationship as a consultant or director.

     (d) This Option confers no right upon the Optionee with respect to the continuation of his employment (or his position as an officer, director or other provider of services) with the Company or any parent or subsidiary of the Company, and shall not interfere with the right of the Company, or any parent or subsidiary of the Company, to terminate such relationship(s) at any time in accordance with law and any agreements then in force.

     7. No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to Option Shares until the date of issuance of a stock certificate for such shares. No adjustment for dividends, or otherwise, except as provided in Paragraph 9, shall be made if the record date therefor is prior to the date of exercise of such Option.

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     8. Changes in the Company's Capital Structure. The existence of this Option shall not limit or affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Option Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. The Option Shares are shares of the Common Stock of the Company as currently constituted. In certain instances, the number of Option Shares purchasable and the exercise price of this Option shall be adjusted as provided herein. Every adjustment in this Option shall be made without change in the total exercise price payable but with a corresponding adjustment in the exercise price per share and number (and if applicable, kind) of Option Shares purchasable. In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

     (a) If, prior to the Company's delivery of all the Option Shares subject to this Option, the Company shall effect a subdivision (split) or combination (reverse split) of shares or other capital readjustment, the payment of a common stock dividend, or other increase or reduction of the number of shares of common stock outstanding, without receiving compensation therefor in money, services or property, then (i) in the event of an increase in the number of such shares outstanding, the Purchase Price shall be proportionately reduced and the number of Option Shares then still purchasable shall be proportionately increased; and
(ii) in the event of a reduction in the number of such shares outstanding, the Purchase Price payable per share shall be proportionately increased and the number of Option Shares then still purchasable shall be proportionately reduced. If the Company shall effect any change in the nature of a recapitalization or reclassification which changes the Common Shares into a different class or type of shares, then this Option shall thereafter permit the purchase of such number of the different class or type of shares into which the number of Option Shares purchasable (if then outstanding) would have been changed as of the date of the change.

     (b) If, prior to the Company's delivery of all the Option Shares subject to this Option, the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, share exchange or other business combination in which the Company is the surviving parent corporation, appropriate adjustment shall be made in the number and kind of shares as to which this Option shall be exercisable, to the end that the proportionate interest of the Optionee shall, to the extent practicable, be maintained as before the occurrence of such event.

     (c) For purposes of this Paragraph, the term "Reorganization" shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company, and the term "Reorganization Agreement" shall mean a plan or agreement with respect to a Reorganization. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any Options, or the shares subject thereto, in any Reorganization Agreement which it does adopt. In the event of a Reorganization (as hereinafter defined), then,

          (i) If there is no Reorganization Agreement, or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash

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     or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or,

          (ii) If there is a Reorganization Agreement, and the Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

          (iii) The Committee shall provide to each Optionee then holding an outstanding and unexercised Option not less than thirty (30) calendar Days' advance written notice of any date fixed by the Committee pursuant to this Paragraph 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised Options. Except as the Committee may otherwise provide, each Optionee shall have the right during such period to exercise his Option only to the extent that the Option was exercisable on the date such notice was provided to the Optionee.

     (d) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Purchase Price or the number of Option Shares then subject to this Option.

     9. Withholding Taxes. Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon any exercise of this Option. The Company may require, as a condition to any exercise of this Option, that the Optionee concurrently pay to the Company the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Board of Directors or Compensation Committee of the Board in its discretion may determine. In lieu of part or all of any such payment, the Optionee may elect, with the consent of the Board of Directors or Compensation Committee, to have the Company withhold from the Option Shares to be issued upon exercise of this Option that number of shares having a fair market value equal to the amount which the Company is required to withhold.

     10. Notices, etc. Any notice hereunder by the Optionee shall be given to the Company in writing, and such notice and any payment by the Optionee hereunder shall be deemed duly given or made only upon receipt thereof at the Company's office at 90 Madison Street, Suite 707, Denver, Colorado 80206, or at such other address as the Company may designate by notice to the Optionee.

     Any notice or other communication to the Optionee hereunder shall be in writing and shall be deemed duly given or made if mailed or delivered to the Optionee at the last address as the Optionee may have on file with the Company's Secretary. This Option shall be governed under and construed in accordance with the laws of the State of Nevada (or applicable successor law if the Company should redomicile). This address shall be binding on the Company and the Optionee and all successors, assigns, heirs, devisees and personal representatives thereof.

     11. Litigation. By accepting this Option, the Optionee agrees that, in the event Optionee or Optionee's successor should bring any lawsuit or other action or proceeding ("Action") against the Company or an Affiliated Company based upon or arising in relation to this Option and Optionee or Optionee's successor does

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not prevail in such Action, Optionee or successor shall be required to reimburse the Company or Affiliated Company's costs and expenses, including reasonable attorneys' fees, incurred in defending such action and appealing any award by a lower court.

     NOTE: This Option must match the Control copy maintained by the Company, in all particulars.

     IN WITNESS WHEREOF, the Company has executed this Stock Option as of May 5, 1999.

                                        RENEGADE VENTURE (NEV.) CORPORATION




      ATTEST:                           By /s/ Randy J. Sasaki
                                        ----------------------
                                        Randy J. Sasaki
                                        Authorized Officer



By /s/ Elisabeth M. Crosse
--------------------------
Elisabeth M. Crosse
Secretary or Assistant Secretary



(SEAL)




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                            E X E R C I S E   F O R M

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To the Corporate Secretary,
RENEGADE VENTURE (NEV.) CORPORATION:
                                             No. of Shares______________________

     I hereby irrevocably elect to purchase, pursuant to the terms of the foregoing Compensatory Stock Option ("Option"), the above number of shares of the common stock of the Company at the price of $0.05 per share and herewith make payment in the amount of $____________________ payable to the order of RENEGADE VENTURE (NEV.) CORPORATION, or its successor, and request that a certificate(s) evidencing such shares be issued in the name of:

Please insert Soc. Security or                 Exact Name of Person
other tax I.D. number:                         Exercising Option:

----------------------------------             ---------------------------------

--------------------------------------------------------------------------------

                   (please print address, including zip code)


and, if such number of shares shall not be all of the shares purchasable under the Option, that a new Option of like tenor for the balance of the remaining common shares purchasable under the Option be delivered to the undersigned at the address stated above. I elect to make payment by the other method stated below (check one):

[ ] Cash, in the form of bank or cashier's check, certified check or money order;

[ ] If permitted in the Option, by a personal recourse promissory note whose form and content already have been approved by the Committee/Board of Directors;

[ ] Offset against a liquidated (amount known) and uncontested cash obligation owed to me by the Company.

[ ] Transfer of qualifying securities of another issuer to the Company (I understand that the Committee/Board of Directors must approve both the securities and the valuation thereof), with the stock certificate signed by me or accompanied by a stock power signed by me, with signature medallion guaranteed;

[ ] Surrender of shares of the common stock of the Company (the number being surrendered must be the same as the number of shares being purchased upon this exercise of the Option) which are beneficially owned and held of record by me, my spouse or both of us, with the certificate or a stock power properly executed and with signature medallion guaranteed;

     DATED:________________________, 19_____



                                            X___________________________________
                                                 Signature of Option Holder

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